UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 15, 2004

                               KNUSAGA CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as Specified in its Charter)

          NEVADA                      0-7795                        38-3601122
 ---------------------------        ----------                     ------------
(State or other jurisdiction       (Commision                     (IRS Employer
     of incorporation)             File Number)                    I.D. Number)


                    3578 S. Van Dyke, Almont, Michigan 48003
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              (Address of Principal Executive Office and Zip Code)

Registrant's telephone number, including area code:  (810) 798-2402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

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Section 2 - Financial Information

Effective December 23, 2004 the registrant will cease operations of its truck tubing business segment. The seat track business segment will continue normal operations at its leased facility in Imlay City, Michigan. While the registrant's sales will be reduced by the cessation of the tubing segment, income will not be adversely effected since the tubing segment has operated at a loss for the past several years.

Item 2.01 Completion of Acquisition or Disposition of Assets

2.01 (a) All equipment associated with the tubing segment has been sold and the transaction will be completed upon cessation of operations December 23, 2004. The tubing segment operates out of a manufacturing plant located on 10 acres of land at 3578 South Van Dyke Road, Almont, Michigan. This property has been listed for sale with a real estate broker.

2.01 (b) The assets involved include tube cutting machines, tube bending machines, and tube end forming machines.

2.01 (c ) The equipment was purchased by Bender Parts & Controls LLC a Michigan limited liability company, Hydraulic Tubes and Fittings LLC a Michigan limited liability company, and S&S Tube Inc. a Michigan corporation.

2.01 (d) The equipment sold had a book value at November 30, 2004 of $358,844. The total amount of the sale is $640,710.

Item 2.05 Costs Associated with Exit or Disposal Activities

2.05 (a) All employees associated with the tubing segment will be terminated effective December 23, 2004. The registrant's pension plan is to be terminated December 31, 2004

2.05 (b) The registrant has no one-time termination benefits or contract termination costs associated with these employees. The pension plan is under funded by approximately $200,000.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2004                    KnuSaga Corporation

                                            By:  /s/  James G. Musser
                                               --------------------------------
                                                      James G. Musser
                                                      President